UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2006

Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	0-16587	55-0672148
(State or Other Jurisdiction)	(Commission File Number)	(I.R.S. Employer Identification)

300 North Main Street
Moorefield, WV 26836
(Address of principal executive offices) (Zip Code)

(304) 530-1000
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition.

On July 11, 2006, Summit Financial Group, Inc. (“Summit”) issued a News Release announcing that it’s mortgage origination unit, Summit Mortgage, experienced a decline in mortgage origination revenue and Summit expects diluted earnings per share to be approximately between $0.36 and $0.37 for the quarter ended June 30, 2006. This News Release is furnished as Exhibit 99 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99 News Release issued on July 11, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SUMMIT FINANCIAL GROUP, INC.

Date: July 12, 2006                                         By: /s/ Julie R. Cook
                                  Julie R. Cook
                                  Vice President and
                                  Chief Accounting Officer